                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         -------------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported): April 13, 2004

                                    DVI, INC.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


          DELAWARE                 001-11077                  22-2722773
--------------------------------------------------------------------------------
 (State or Other                   (Commission               (IRS Employer
 Jurisdiction of Formation)         File Number)          Identification Number)


                        2500 YORK ROAD, JAMISON, PA 18929


       Registrant's Telephone Number, Including Area Code: (215) 488-5000

                                       N/A
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  Other Events and Required FD Disclosure

On April 13, 2004, DVI, Inc. (the "Company") terminated the employment of Mr. Steven R. Garfinkel, Chief Financial Officer and Executive Vice President, for cause. As previously disclosed by the Company in a Form 8-K filed with the Securities and Exchange Commission on August 18, 2003, Mr. Garfinkel was placed on administrative leave on August 13, 2003 and has remained on administrative leave since that date.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          DVI, INC.

                                          By: /s/ Mark E. Toney
                                              -----------------------
                                                  Mark E. Toney
                                                  President & CEO

Dated: April 16, 2004